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                                              EXHIBIT 11(b)



                                   CONSENT OF
                                   ----------
                              MAYER, BROWN & PLATT
                              --------------------


     We hereby consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the statement of additional information comprising a part of Post-Effective Amendment No. 3 to the Form N-1A Registration Statement of Security Capital U.S. Real Estate Shares Incorporated, File Nos. 333-20649 and 811-8033.




                                    /s/ Mayer, Brown & Platt

                                    MAYER, BROWN & PLATT






Washington, D.C.
November 25, 1997